SECURITIES AND EXCHANGE COMMISSION
                             Washington, D. C. 20549

                                    FORM 8-K





                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934





Date of Report (Date of earliest event reported)         May 4, 1998
                                                         -----------

                                      UICI
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           Delaware                      0-14320                 75-2044750
           --------                      -------                 ----------
  (State or other jurisdiction       (Commission File           (IRS Employer
of incorporation or organization          Number)            Identification No.)

4001 McEwen Drive, Suite 200, Dallas, Texas                         75244
-------------------------------------------                         -----
 (Address of principal executive offices)                        (Zip Code)


Registrant's telephone number, including area code:  (972) 392-6700
                                                     --------------




                                 Not Applicable
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report)

Item 5. OTHER EVENTS

     On April 24, 1998, UICI announced earnings for the first quarter of 1998 would be less than the operating earnings of $0.44 per share for the first quarter of 1997 and would not meet analyst expectations.


Item 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
     AND EXHIBITS

Exhibit                                                                    Page
Number            Description of Exhibit                                  Number
------            ----------------------                                  ------


 99.1       Press release announcing 1998 first quarter earnings to be lower
                than expected                                              4

                                        2

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SIGNATURES



         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





                                                     UICI
                                                 (Registrant)

Date   May 4, 1998                   By  /s/ Ronald L. Jensen
      -----------------                  ---------------------------------------
                                         Ronald L. Jensen
                                          Chairman of the Board, President
                                          and Director



Date  May 4, 1998                     By  /s/ Warren B. Idsal
      -----------------                  ---------------------------------------
                                         Warren B. Idsal
                                          Vice President and Chief
                                          Financial Officer

                                        3

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